                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                               WM VARIABLE TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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
[WM Group Letterhead]


October 3, 2005

Dear VT Growth Fund Shareholder:

As you may be aware, Citigroup Inc., the parent company of Salomon Brothers Asset Management Inc (together with its successor or successors hereinafter referred to as "Salomon"), sub-advisor to the Growth Fund series of WM Variable Trust (the "Fund"), has entered into an agreement to sell substantially all of its worldwide asset management business to Legg Mason, Inc. Upon consummation, the sale will cause the Fund's sub-advisory current agreement with Salomon, approved by shareholders on August 9, 2005, to terminate. In light of the fact that Salomon is willing to enter into another sub-advisory agreement under the same terms and conditions to be effective upon termination of the existing agreement, and after considering its alternatives, management has recommended, and the Board of Trustees has approved, entering into such an agreement with Salomon. In order for the management of the Fund to continue uninterrupted after the sale, we are requesting shareholders of the Fund to approve a new sub-advisory agreement. The enclosed proxy statement solicits your vote as a shareholder of the Fund for the purpose of approving a new sub-advisory agreement between WM Advisors, Inc. (the "Advisor") and Salomon relating to the Fund.

Additionally, because it was necessary to send to shareholders of the Fund a proxy statement relating to the sub-advisory agreement with Salomon, the Trustees determined that it would be appropriate and efficient to seek shareholder approval of a proposal seeking approval of a policy allowing the Board of Trustees and the Advisor to appoint sub-advisors and to approve amendments to sub-advisory agreements without shareholder approval (the "Sub-advisor Policy"). The Trustees believe that, in the event that the Securities and Exchange Commission should issue a so-called "manager-of-managers" exemptive order to the Fund, or adopt a corresponding exemptive rule, the Sub-advisor Policy would provide the Advisor with maximum flexibility to enter into new sub-advisory agreements and to amend existing sub-advisory agreements, without incurring the delay or expense of obtaining further shareholder approval. The Trustees believe that such flexibility in selection of sub-advisors is in the best interest of the Fund's shareholders as it will allow the Fund to operate more efficiently. Currently, in order to appoint a sub-advisor or materially modify a sub-advisory agreement, the Fund must call and hold a shareholder meeting, create and distribute proxy materials, and solicit votes from the Fund's shareholders. This is a time-consuming process, the costs of which are often borne by the Fund. Without the delay inherent in holding shareholder meetings, the Advisor would be able to act more quickly to appoint a qualified sub-advisor that the Advisor and the Fund's Board of Trustees mutually agree would be in the interest of the shareholders.

This proxy statement is designed to give you complete and detailed information about these two proposals.

After you have reviewed this material carefully, we encourage you to follow the Board of Trustees' recommendation by voting "FOR" each of the proposals.

A special meeting of shareholders has been scheduled for Thursday, October 27, 2005, at 10:30 a.m., Pacific time, at the main office of the Fund at 1201 Third Avenue, Seattle, Washington 98101. While you are invited to attend the meeting, most shareholders cast their vote by completing the accompanying proxy card. Your vote is essential. Please vote as soon as possible using any of the following methods:

-  Touch-tone telephone -- please refer to your proxy card.

-  Internet -- please refer to your proxy card.

- Mail -- sign and date your proxy card, and mail it back in the enclosed postage-paid envelope.

If you have questions, please contact your Investment Representative or call 800-222-5852.

Your vote is important to us and is needed to ensure that the proposals in the proxy statement can be acted upon. We look forward to receiving your vote soon.

Sincerely,

/s/ William G. Papesh
William G. Papesh
President

                                     Q & A

Q. WHY AM I RECEIVING THIS PROXY STATEMENT?

The proposed sale by Citigroup Inc. of its asset management business to Legg Mason, Inc. will result in the termination of the investment sub-advisory agreement with Salomon Brothers Asset Management Inc ("Salomon") with respect to the Growth Fund (the "Fund"), a series of WM Variable Trust (the "Trust"). Because a proxy statement is required to be sent to shareholders to approve a new sub-advisory agreement with Salomon, the Board of Trustees of the Trust (the "Trustees") determined that it would be appropriate and efficient to seek shareholder approval of another proposal at the same time. Accordingly, the Trustees, on behalf of the Fund, have scheduled a special meeting of shareholders on Thursday, October 27, 2005 at 10:30 a.m., Pacific time for the purpose of:

(i) approving a new sub-advisory agreement among the Fund, WM Advisors, Inc. (the "Advisor") and Salomon; and

(ii) approving a policy allowing the Board of Trustees and the Advisor to appoint sub-advisors and to approve amendments to sub-advisory agreements without shareholder approval.

The Board believes that the proposals would be in the best interest of shareholders and recommends that you vote "FOR" their approval.

Q. DOES THE PROPOSED NEW SUB-ADVISORY AGREEMENT WITH SALOMON DIFFER MATERIALLY FROM THE FUND'S CURRENT SUB-ADVISORY AGREEMENT WITH SALOMON?

No. The proposed new sub-advisory agreement with Salomon is identical to the Fund's current sub-advisory agreement with Salomon, except with respect to names, dates, and a provision that permits Salomon to continue to act as sub-advisor to the Fund for up to 150 days following the termination of Salomon's current sub-advisory agreement with the Fund pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended.

Q. WHY IS THE BOARD SEEKING SHAREHOLDER APPROVAL OF A SUB-ADVISOR POLICY THAT WOULD ALLOW THE ADVISOR, SUBJECT TO TRUSTEE APPROVAL, TO APPOINT SUB-ADVISORS AND TO APPROVE AMENDMENTS TO SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL?

Because it was necessary to send to shareholders of the Fund a proxy statement relating to the sub-advisory agreement with Salomon, the Trustees determined that it would be appropriate and efficient to seek shareholder approval of this proposal at the same time. The Trustees believe that, in the event that the

Securities and Exchange Commission should issue a so-called "manager-of-managers" exemptive order to the Fund, or adopt a corresponding exemptive rule, the sub-advisor policy would provide the Advisor with maximum flexibility to enter into new sub-advisory agreements and to amend existing sub-advisory agreements, without incurring the delay or expense of obtaining further shareholder approval. The Trustees believe that such flexibility in selection of sub-advisors is in the best interest of the Fund's shareholders as it will allow the Fund to operate more efficiently. Currently, in order to appoint a sub-advisor or materially modify a sub-advisory agreement, the Fund must call and hold a shareholder meeting, create and distribute proxy materials, and solicit votes from the Fund's shareholders. This process is time-intensive, costly and slow. Without the delay inherent in holding shareholder meetings, the Advisor would be able to act more quickly to appoint a sub-advisor when the Trustees and the Advisor feel that the appointment would benefit the Fund.

Q. WILL ANY OF THE PROPOSALS, IF APPROVED, AFFECT THE TOTAL ADVISORY FEES PAID BY THE FUND?

No. The proposals, if approved, will not affect the Fund's total advisory fees or expense ratio.

Q. HOW DO I CAST MY VOTE?

Most shareholders cast their votes by completing and signing the enclosed proxy card and mailing it back in the postage-paid reply envelope. However, you can also use any of the following convenient methods:

     - Mail -- sign and date your proxy card, and mail it back in the enclosed postage-paid envelope.

     - Touch-tone telephone -- please refer to your proxy card.

     - Internet -- please refer to your proxy card.

Your vote is important to us and will help ensure that the proposals in the proxy statement can be acted upon.

Please take the time to read the proxy statement thoroughly. If you have any questions, please contact your investment representative or call 800-222-5852. Thank you for your time, consideration and vote.

                               WM GROUP OF FUNDS
                                  GROWTH FUND
                               WM VARIABLE TRUST
                               1201 THIRD AVENUE
                           SEATTLE, WASHINGTON 98101

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 27, 2005

To the Shareholders of the Growth Fund:

     Notice is hereby given that a special meeting of shareholders of the WM Growth Fund (the "Fund"), a series of WM Variable Trust, will be held on Thursday, October 27, 2005 at 10:30 a.m., Pacific time, at the main office of the Fund at 1201 Third Avenue, Seattle, Washington 98101, for the following purposes:

          1. To approve or disapprove a new sub-advisory agreement for the Fund among the Fund, WM Advisors, Inc. (the "Advisor") and Salomon Brothers Asset Management Inc;

          2. To approve a policy allowing the Board of Trustees and the Advisor to appoint sub-advisors and to approve amendments to sub-advisory agreements without shareholder approval;

          3. To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on September 21, 2005 are entitled to notice of, and to vote at, the Meeting.

                                           By order of the Board of Trustees,

                                           John T. West, Secretary

October 3, 2005

                             YOUR VOTE IS IMPORTANT

 PLEASE RESPOND -- YOUR VOTE IS IMPORTANT WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED
    POSTAGE PREPAID ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                               WM GROUP OF FUNDS
                                  GROWTH FUND

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Trustees") of WM Variable Trust (the "Trust") for use at the special meeting of shareholders of the Growth Fund (the "Fund"), a series of the Trust, to be held at 10:30 a.m., Pacific time, on Thursday, October 27, 2005, at 1201 Third Avenue, Seattle, Washington, and at any adjournment or adjournments thereof (the "Meeting"). This Proxy Statement and its enclosures are being mailed to shareholders beginning on or about October 3, 2005.

     A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO WM FUNDS DISTRIBUTOR, INC., P.O. BOX 8024, BOSTON, MASSACHUSETTS 02266-8024 OR BY CALLING 800-222-5852.

I. GENERAL

     All shareholders of record of the Fund as of the close of business on September 21, 2005, the record date for determining shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each share of beneficial interest of the Fund held as of that date, and each fractional share shall be entitled to a proportional fractional vote. The aggregate number of shares of beneficial interest of the Fund for all classes issued and outstanding as of the Record Date was 17,829,657.

     Timely, properly executed proxies will be voted as you instruct. IF NO SPECIFICATION IS MADE AS TO A PARTICULAR PROPOSAL, SHARES WILL BE VOTED FOR THE APPROVAL OF THAT PROPOSAL. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting the return of any previously delivered proxy and voting in person.

     The holders of a majority of the shares of the Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of Proposal 1 or Proposal 2 (the "Proposals") for purposes of determining whether sufficient affirmative votes have been cast for the Proposals. Shares of the Fund are sold to insurance company separate accounts and are used to fund variable annuity and life insurance contracts. Each owner of such a contract (a "Contract Owner") is entitled to instruct his or her insurance company as to how to vote its shares and can do so by marking voting instructions on the ballot enclosed with this Proxy Statement and then signing, dating and mailing the ballot in the envelope provided. If a ballot is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the proposal. Each insurance company shareholder will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to amounts retained by each insurance company shareholder will be voted in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any "broker non-votes."

     Solicitation of proxies by personal interview, mail, telephone and facsimile may be made by officers and Trustees of the Trust and employees of WM Advisors, Inc., the Fund's investment advisor (the "Advisor"), and its affiliates. The Trust has retained Computershare Fund Services, Inc., 280 Oser Avenue, Hauppauge, New York 11788, ("Computershare"), to aid in the tabulation of proxies.

     The costs of retaining Computershare and other expenses incurred in connection with the solicitation of proxies, and the costs of holding the Meeting, will be borne by Salomon. The anticipated cost associated with the tabulation and solicitation of proxies by Computershare is approximately $10,000.

     Only one proxy statement is being delivered to multiple shareholders of the Fund sharing an address, unless contrary instructions have been received by the Fund from one or more of the shareholders. The Fund will deliver promptly upon written or oral request a separate copy of the proxy statement to a shareholder of the Fund at a shared address to which a single copy of the proxy statement was delivered. A shareholder can notify the Fund of its request for separate copy or to notify the Fund to distribute all further documents separately by writing to WM Funds Distributor, Inc., P.O. Box 8024, Boston, Massachusetts 02266-8024 or by phone at 800-222-5852.

II. PROPOSAL 1: APPROVAL OF A NEW SUB-ADVISORY AGREEMENT WITH SALOMON BROTHERS ASSET MANAGEMENT INC

INTRODUCTION

     On June 23, 2005, Citigroup Inc. ("Citigroup") the parent company of the Fund's sub-advisor, Salomon Brothers Asset Management Inc ("Salomon"), entered into a definitive agreement (the "Transaction Agreement") with Legg Mason, Inc. ("Legg Mason") under which Citigroup will sell substantially all of its worldwide asset management business, Citigroup Asset Management ("CAM"), to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason, a number of shares of Legg Mason common stock representing 4.39% of the outstanding voting securities of Legg Mason and a number of shares of non-voting, convertible preferred stock representing approximately 10% of the pro-forma common stock of Legg Mason (on an as converted basis) and, subject to certain adjustments, approximately $550 million in the form of a five-year loan facility provided to Legg Mason by Citigroup Corporate and Investment Banking (the "Transaction"). Subject to certain adjustments, the total value of the Transaction (based on the average price of Legg Mason common stock prior to June 23, 2005) is approximately $3.7 billion. As a result of the Transaction, the Sub-advisor to the Fund will become a wholly owned subsidiary of Legg Mason.

     Consummation of the Transaction is subject to certain terms and conditions, including, among others: (1) Citigroup and Legg Mason obtaining certain required regulatory approvals, (2) consent by certain advisory clients of CAM representing no less than 75% of the revenue attributable to the assets under management for such clients to continue their advisory relationship with CAM following the consummation of the Transaction and (3) conversion of Legg Mason's subsidiary, Legg Mason Trust, fsb, from a federal thrift charter to a trust company chartered under state law or the National Bank Act that is not a bank, thrift or savings association under the Bank Holding Company Act. Although there is no assurance that the Transaction will be completed, if each of the terms and conditions is satisfied or waived, the closing of the Transaction is expected by Citigroup and Legg Mason to take place during the fourth quarter of 2005.

     Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland, 21202, is a financial services holding company. Legg Mason is a holding company that currently provides asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of June 30, 2005, Legg Mason's asset management operation had aggregate assets under management of approximately $397 billion, of which, approximately $248 billion (62%) represented fixed income assets, and $75 billion (19%) represented assets in mutual and closed-end funds sponsored by Legg Mason and its affiliates.

     The Transaction will cause the Fund's current sub-advisory agreement with Salomon (the "Current Sub-advisory Agreement") to terminate. In order for Salomon to continue to render sub-advisory services to the Fund, under the supervision of the Advisor and the Trustees, the Investment Company Act of 1940, as amended (the "1940 Act"), requires approval of a new sub-advisory agreement with Salomon by both the Trustees and the Fund's shareholders (the "New Sub-advisory Agreement"). The Advisor believes the Fund could benefit from entering into the New Sub-advisory Agreement as the Advisor believes that Salomon's investment style is complementary to the investment styles of the Fund's other two sub-advisors, Janus Capital Management, LLC ("Janus") and OppenheimerFunds, Inc. ("Oppenheimer"), and, as a result, could benefit the Fund by reducing volatility.

     It is anticipated that the name of the sub-advisor will remain the same immediately following the closing of the Transaction but will eventually change. Upon closing of the Transaction, Legg Mason will have a license which will permit Salomon to continue using its current name for up to twelve months following the closing.

     The New Sub-advisory Agreement was approved by the Trustees, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the New Sub-advisory Agreement (the "Independent Trustees"), on August 9, 2005. The Trustees, including a majority of the Independent Trustees, have recommended approval of the New Sub-advisory Agreement by shareholders of the Fund. If shareholders of the Fund do not approve the New Sub-advisory Agreement, the Trustees will consider what further actions to take. Such actions could include considering another sub-advisor for the Fund.

DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENT

     A description of the New Sub-advisory Agreement, the services to be provided thereunder, and the procedures for termination and renewal thereof is set forth below. Such description is qualified in its entirety by reference to the form of New Sub-advisory Agreement set forth in Appendix A to this Proxy Statement. Additional information about Salomon is set forth below under "Additional Information."

     Except with respect to names, dates, and a provision that permits Salomon to continue to act as sub-advisor to the Fund for up to 150 days following the termination of the Current Sub-advisory Agreement pursuant to Rule 15a-4 under the 1940 Act, the terms of the New Sub-advisory Agreement are identical to those of the Current Sub-advisory Agreement. The New Sub-advisory Agreement provides that, subject to the supervision of the Trustees and the Advisor, Salomon, will, with respect to the portion of the Fund's assets allocated to it, make investment decisions for the Fund in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and as amended from time to time and in conformity with the Trust's Master Trust Agreement, the 1940 Act and the Investment Advisors Act of 1940, as amended (the "Advisors Act"). For its portion of the Fund, Salomon will also place purchase and sale orders for securities to effectuate the investment decisions made, maintain books and records with respect to the securities transactions and furnish to the Trust's Board of Trustees such quarterly, annual and special reports as the Board may reasonably request; treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders; and supervise investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment. The New Sub-advisory Agreement further provides that Salomon shall not use such records and information for any purpose other than performance of its responsibilities and duties thereunder. In addition, Salomon will furnish the Fund or the Advisor with whatever statistical information the Fund or the Advisor may reasonably request with respect to the investments that the Fund may hold or consider purchasing.

     The New Sub-advisory Agreement provides that it will continue in effect for an initial term of two years from its date of execution and thereafter so long as it is approved at least annually in accordance with the 1940 Act. The 1940 Act requires that, after the initial two-year term, the New Sub-advisory Agreement be approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and
(ii) the majority vote of the full Board of Trustees or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The New Sub-advisory Agreement terminates automatically in the event of its assignment or upon any termination of the advisory agreement between the Trust and the Advisor. The New Sub-advisory Agreement may be terminated without penalty on thirty days' written notice, by the Advisor, the Board of Trustees of the Trust or by a vote of holders of a majority of the Funds' shares, and upon sixty days' written notice by Salomon.

     The New Sub-advisory Agreement provides that Salomon shall not be subject to any liability to the Trust, the Fund or the Advisor, or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services thereunder, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties by Salomon.

     The New Sub-advisory Agreement also provides that, for the period during which the New Sub-advisory Agreement is in effect, the Trust, on behalf of the Fund, will pay the Advisor a monthly fee equal to the excess, if any, of the fee otherwise payable to the Advisor under the Advisory Agreement dated as of May 14, 2002 between the Advisor and the Fund (the "Advisory Agreement") over the total fees paid by the Fund pursuant to the sub-advisory agreements with respect to the Fund.

TRUSTEES' CONSIDERATIONS IN CONNECTION WITH THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

     In determining whether to approve the New Sub-advisory Agreement with Salomon, the Trustees did not identify any particular information or factor that was all-important or controlling, and each Trustee attributed different weights to the various factors that were considered. The Trustees considered, among other things, the responsibilities of, and services provided by, Salomon under the Current Sub-advisory Agreement; representations by CAM management and

Legg Mason to the Trustees that, subsequent to the consummation of the Transaction, there is not expected to be any reduction in the nature, quality and extent of services provided to the Fund by Salomon; the fact that the sub-advisory fees paid to Salomon under the New Sub-advisory Agreement are identical to those under the Current Sub-advisory Agreement; the fact that the terms and conditions of the New Sub-advisory Agreement are identical to those of the Current Sub-advisory Agreement (except with respect to names, dates, and a provision that permits Salomon to continue to act as sub-advisor to the Fund for up to 150 days following the termination of the Current Sub-advisory Agreement pursuant to Rule 15a-4 under the 1940 Act); and representations by CAM management and Legg Mason to the Trustees that there would be no changes in either the composition of the Salomon investment professionals who would be providing services under the New Sub-advisory Agreement or the amount of time and attention that would be devoted by these investment professionals to the Fund. The Trustees also considered information relating to the education, experience and number of investment professionals and other personnel who would continue to provide services to the Fund under the New Sub-advisory Agreement. The Trustees considered the level of skill required to manage the Fund and concluded that the resources that would continue to be devoted by Salomon to the Fund would be appropriate to effectively fulfill its duties under the New Sub-advisory Agreement. The Trustees also considered the business reputation and financial resources of Salomon and concluded that Salomon would continue to be able to meet any reasonably foreseeable obligations under the New Sub-advisory Agreement.

     The Trustees considered information concerning the investment philosophy and investment process currently being applied by Salomon in managing the Fund, including consideration of Salomon's investment philosophy and investment process in light of the investment philosophies and processes of the other sub-advisors of the Fund. In this regard, the Trustees considered the in-house research capabilities of Salomon as well as other resources available to Salomon's personnel, including research services available to Salomon that would result from securities transactions effected for the Fund and other investment advisory clients of Salomon. The Trustees concluded that the investment process, research capabilities and philosophy of Salomon would continue to be well-suited to the Fund, given its investment objective and policies, as well as the investment processes and philosophies of the Fund's other sub-advisors.

     The Trustees considered the scope of the services that Salomon would provide to the Fund under the New Sub-advisory Agreement in relation to services provided by the Fund's other sub-advisors and services provided by Salomon currently to mutual funds and other clients. The Trustees considered the services to be provided by the Advisor with respect to the Fund, including oversight by the Advisor of the advisory services to be provided by Salomon, and other non-advisory services provided by the Advisor. The Trustees noted that the standard of care applicable to Salomon under the New Sub-advisory Agreement is the same as that under the Current Sub-advisory Agreement and is comparable to that found in most mutual fund investment advisory agreements. The Trustees concluded that the scope of the services to be provided to the Fund by Salomon would be consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements.

     The Trustees evaluated the record of Salomon and certain of its affiliates with respect to regulatory compliance. The Trustees also considered the procedures of Salomon designed to fulfill its fiduciary duties to its advisory clients with respect to possible conflicts of interest, including the code of ethics of Salomon (regulating the personal trading of its officers and employees), the procedures by which Salomon allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of Salomon in these matters. The Trustees also considered Salomon's procedures with respect to the execution of portfolio transactions. The Trustees concluded that Salomon's regulatory compliance record and procedures were sufficient to support approval of the New Sub-Advisory Agreement.

     The Trustees considered information relating to the investment performance of accounts managed by Salomon in a style similar to that Salomon currently uses with respect to the Fund, relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including one-, three- and five-year periods, and considered information presented by the Advisor with respect to its expectations regarding the relative performance of Salomon and the Fund's other sub-advisors under different market conditions and during different phases of a market cycle, the volatility of such returns, as well as factors identified by Salomon as contributing to performance. The Trustees concluded that the scope and quality of the services that Salomon would provide under the New Sub-advisory Agreement, as well as the investment performance of comparable investment advisory clients of Salomon, were suffi-cient, in light of market conditions, performance attribution, the resources dedicated by Salomon and its integrity, its personnel and systems and its financial resources, to merit approval of the New Sub-advisory Agreement.

     In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the New Sub-advisory Agreement and fees payable by the Fund to its other sub-advisors. The Trustees not only took into account the actual dollar amount of fees to be paid by the Fund directly to Salomon, but also took into account so-called "fallout benefits" to Salomon, such as any incremental increase to its reputation derived from serving as investment advisor to the Fund, as well as a potential increase in fallout benefits to Salomon on account of the Transaction. The Trustees considered information concerning fees paid by the Fund to its other sub-advisors, Oppenheimer and Janus. The Trustees also considered fees paid to Salomon, and services provided by Salomon, under other advisory contracts, concluding that, considering the relative complexity of the investment management responsibilities under such contracts, the fees to be paid to Salomon and the services to be provided by Salomon under the New Sub-advisory Agreement bore a reasonable relationship to such fees and services.

     In reviewing the New Sub-advisory Agreement, the Trustees considered Salomon's sub-advisory fees as a percentage of assets at different asset levels and the possible economies of scale to Salomon and concluded that the fee levels reflect an appropriate sharing of these economies of scale for the benefit of the Fund's shareholders. The Trustees also considered the fact that, under the New Sub-advisory Agreement, the fees payable to the Advisor by the Fund would be reduced by the total fees that would be paid by the Fund to Salomon under the New Sub-advisory Agreement and the possible impact of Salomon's fees on the profitability of the Advisor. The Trustees noted that the structure of breakpoints for the Advisor's fees and the fees of Salomon and other sub-advisors was such that, assuming relatively equal allocation of Fund assets among all sub-advisors, the Advisor's fee would be reduced by breakpoints at lower asset levels than those at which the Advisor might benefit from breakpoints in the fees of Salomon and the other sub-advisors. The Trustees did not evaluate the profitability to Salomon of its relationship with the Fund because they concluded that negotiations between the Advisor and Salomon had been entirely at arm's-length.

     In evaluating the Fund's sub-advisory fees, the Trustees took into account the complexity of investment management for the Fund relative to other types of funds. The Trustees concluded that generally greater research intensity and trading acumen is required for equity funds such as the Fund, as compared to funds investing in primarily debt obligations.

     Based on the foregoing, the Trustees concluded that the fees to be paid to Salomon under the New Sub-advisory Agreement are fair and reasonable, given the scope and quality of the services that Salomon would provide to the Fund. The Trustees approved, and recommended that shareholders of the Fund approve, the New Sub-advisory Agreement.

SUB-ADVISORY FEES

     The Trust, on behalf of the Fund, would pay fees to Salomon under the proposed New Sub-advisory Agreement. As noted above, however, the fees payable by the Fund to the Advisor are reduced by any amounts paid by the Fund to a sub-advisor.

     Under the proposed New Sub-advisory Agreement, Salomon would receive fees on a monthly basis calculated at an annual rate of 0.40% of the average daily net assets of the Fund and the Growth Fund series of WM Trust II (together, the "Combined Assets") under management by Salomon on the first $250 million of such assets, 0.35% of the next $250 million of such Combined Assets and 0.30% of such Combined Assets in excess of $500 million. Had the Current Sub-advisory Agreement or the New Sub-advisory Agreement been in effect for the fiscal year ended December 31, 2004, the Advisor estimates that Salomon would have received fees equal to 0.40% of the Combined Assets managed by Salomon, assuming Salomon had managed a portion of the Combined Assets equal to the portion of the Combined Assets the Advisor currently allocates to Salomon.

     To the extent that the Fund may pay lower fees to another sub-advisor for sub-advisory services provided to the Fund, the Advisor may have a financial incentive to allocate more assets to that sub-advisor than the Fund's other sub-advisors.

TRUSTEES' RECOMMENDATION

     THE TRUSTEES OF THE TRUST RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE PROPOSED NEW SUB-ADVISORY AGREEMENT.

     Approval of the New Sub-advisory Agreement requires the vote of a majority of the outstanding voting securities as defined in the 1940 Act. A "majority of the outstanding voting securities," as defined in the 1940 Act, means the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.

III. PROPOSAL 2: APPROVAL OF A POLICY ALLOWING THE ADVISOR, SUBJECT TO TRUSTEE APPROVAL, TO APPOINT SUB-ADVISORS AND TO APPROVE AMENDMENTS TO SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL, TO THE EXTENT PERMITTED BY APPLICABLE LAW

INTRODUCTION

     As noted above, the 1940 Act generally requires that all investment advisory contracts for mutual funds, including sub-advisory contracts, be approved by fund shareholders. In order to enhance the ability of the Advisor and the Trustees to respond to changes in control of a sub-advisor, or the need to retain a new sub-advisor, without the delay and expense of shareholder approval, the Fund is planning to seek an order from the SEC (the "Exemptive Order") exempting the Fund from certain provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder. The SEC has also proposed new rule 15a-5 under the 1940 Act (the "Proposed Rule") that would, if adopted, provide the Fund with essentially the same flexibility with respect to sub-advisory arrangements as the Exemptive Order. It is expected that the Exemptive Order, if granted, or the Proposed Rule, if adopted, would allow the Advisor, subject to Trustee approval, to enter into new sub-advisory agreements and to amend existing sub-advisory agreements without having to obtain further shareholder approval.

     The Proposed Rule provides, and the Exemptive Order would likely provide, that it may be relied upon only if certain conditions are met, including a condition that shareholders have approved such reliance. This proposal is soliciting approval of a policy allowing the Advisor, subject to Trustee approval, to appoint sub-advisors and to approve amendments to sub-advisory agreements without shareholder approval (the "Sub-advisor Policy"), to the extent permitted by applicable law. If the Fund's shareholders approve the Sub-advisor Policy, and if either the Exemptive Order is granted or the Proposed Rule is adopted, the Advisor, subject to Trustee approval, will be able to undertake the actions described above without having to obtain further shareholder approval.

     Approval of the Sub-advisor Policy will not affect any of the requirements under the federal securities laws that govern the Fund, the Advisor, any proposed sub-advisor, or any proposed sub-advisory agreement, other than the requirement to have a sub-advisory agreement approved by the Fund's shareholders. The Trustees will continue to evaluate and approve all new sub-advisory agreements between the Advisor and any sub-advisor as well as all changes to any sub-advisory agreement. In addition, the Fund and the Advisor will likely be subject to several conditions under the Exemptive Order or the Proposed Rule, that are designed to ensure that the interests of the Fund's shareholders are adequately protected whenever the Advisor acts under the Sub-advisor Policy. One of these is the requirement that within 90 days of the adoption of or a change to the Fund's sub-advisory arrangements, the Fund provide you with an information statement that contains substantially the same information about the sub-advisor and the sub-advisory agreement that the Fund would, absent the Exemptive Order or the Proposed Rule, be required to send to you in a proxy statement. Shareholders wishing to exchange their shares for another fund in the WM Group of Funds or to redeem their shares would be able to do so. Exchanges and redemptions may be subject to sales charges or redemption fees. Finally, shareholders will continue to have the right, under the 1940 Act, to terminate any investment advisory contract, including a sub-advisory contract, at any time on 60 days written notice by the vote of a majority of the outstanding shares.

     The Trustees believe that it is in the best interest of the Fund and its shareholders to allow the Advisor the flexibility to provide its investment advisory services to the Fund through one or more sub-advisors, subject to Trustee approval. In addition, the Trustees believe that providing the Advisor with maximum flexibility to select sub-advisors -- without incurring the delay or expense of obtaining further shareholder approval -- is in the best interest of the Fund's shareholders because it will allow the Fund to operate more efficiently. Currently, in order for the Advisor to appoint a sub-advisor or materially modify a sub-advisory agreement, the Fund must call and hold a shareholder meeting of the fund, create and distribute proxy materials, and solicit votes from the fund's shareholders. This process is time-intensive, costly and slow. Without the delay inherent in holding shareholder meetings, the Advisor would be able to act more quickly to appoint a sub-advisor when the Trustees and the Advisor feel that the appointment would benefit the Fund.

     The Trustees believe that many investors choose to invest in the Fund because of the Advisor's investment management experience and expertise in selecting sub-advisors. The Advisor believes that, if it becomes appropriate to appoint a sub-advisor to the Fund, it can use this experience and expertise in choosing sub-advisors who are best positioned to add value to your investment in the Fund. The Advisor also has experience in retaining and supervising sub-advisors for the WM Group of Funds, which currently have a total of seven sub-advisors.

     Under the Sub-advisor Policy, the Trustees will continue to evaluate and approve all new sub-advisory agreements as well as any modification to existing sub-advisory agreements. Each sub-advisory agreement will be subject to all provisions of the 1940 Act, and rules adopted thereunder, except, in the event that the Exemptive Order is granted, for the specific provisions of the 1940 Act from which the Exemptive Order may provide relief.

TRUSTEES' RECOMMENDATION

     THE TRUSTEES OF THE TRUST RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE SUB-ADVISOR POLICY.

     Approval of the Sub-advisor Policy requires the vote of a majority of the outstanding voting securities as defined in the 1940 Act. A "majority of the outstanding voting securities," as defined in the 1940 Act, means the lesser of
(1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund. If the Fund does not approve this proposal, the Sub-advisor Policy will not be adopted, and decisions regarding a proposed sub-advisor or a material change to a sub-advisory agreement will continue to require shareholder approval.

IV.  ADDITIONAL INFORMATION

INFORMATION ABOUT THE TRUST

     The Trust is an open-end management investment company organized in 1989 as a business trust under the laws of the Commonwealth of Massachusetts. The Trust is a series investment company with seven investment portfolios. The Fund is one of those portfolios and is diversified. The address of the Trust is 1201 Third Avenue, Seattle, Washington 98101.

INFORMATION ABOUT THE ADVISOR'S PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS

     The Principal Executive Officers and Directors of the Advisor and their principal occupations are listed below. The address for each is 1201 Third Avenue, Seattle, WA 98101.

---------------------------------------------------------------------------
                 NAME                           PRINCIPAL OCCUPATION
---------------------------------------------------------------------------
  William G. Papesh                      Director and President of the
                                         Advisor; WM Funds Distributor,
                                         Inc. and WM Shareholder Services,
                                         Inc.
---------------------------------------------------------------------------
  Michael L. Amato                       Director of the Advisor, WM Funds
                                         Distributor, Inc. and WM
                                         Shareholder Services, Inc. and
                                         Executive Vice President and
                                         President, Retail Banking, of
                                         Washington Mutual Bank, FA and
                                         Washington Mutual Bank fsb.
---------------------------------------------------------------------------
  Mike E. Brandeberry                    Director of the Advisor, WM Funds
                                         Distributor, Inc. and WM
                                         Shareholder Services, Inc. and
                                         Senior Vice President of
                                         Washington Mutual Bank, Washington
                                         Mutual Bank, FA and Washington
                                         Mutual Bank fsb.
---------------------------------------------------------------------------
  Melissa R. Martinez                    Director of the Advisor, WM Funds
                                         Distributor, Inc. and WM
                                         Shareholder Services, Inc. and
                                         Senior Vice President of
                                         Washington Mutual Bank.
---------------------------------------------------------------------------
  Scott Pelkola                          Director of the Advisor, WM Funds
                                         Distributor, Inc. and WM
                                         Shareholder Services, Inc. and
                                         Senior Vice President of
                                         Washington Mutual Bank, Washington
                                         Mutual Bank, FA and Washington
                                         Mutual Bank fsb.
---------------------------------------------------------------------------
  Gary J. Pokrzywinski                   Director and Senior Vice President
                                         of the Advisor; Director of WM
                                         Funds Distributor, Inc. and WM
                                         Shareholder Services, Inc.
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                 NAME                           PRINCIPAL OCCUPATION
---------------------------------------------------------------------------
  Debra C. Ramsey                        Director and Senior Vice President
                                         of the Advisor, WM Funds
                                         Distributor, Inc. and WM
                                         Shareholder Services, Inc.
---------------------------------------------------------------------------

     By virtue of their positions with the Advisor and its affiliates, each of the foregoing may have an interest in shareholder approval of the sub-advisory agreement.

INFORMATION ABOUT THE ADVISOR

     The Advisor is registered under the Advisors Act and has been in the investment management business since 1944. The Advisor is a subsidiary of Washington Mutual, Inc. The principal address of Washington Mutual, Inc. is 1201 Third Avenue, Seattle, Washington 98101.

THE ADVISORY AGREEMENT

     The Advisor currently acts as the Fund's investment advisor pursuant to the Advisory Agreement, which was last approved by the Fund's shareholders on December 23, 1997. The Advisory Agreement was submitted for shareholder approval at such time in connection with the consolidation of the investment advisory businesses of the Advisor and Sierra Investment Advisors Corporation, the Trust's previous investment advisor.

     The Advisor's responsibilities under the Advisory Agreement include formulating the Fund's investment policies (subject to the terms of the prospectus), analyzing economic trends, directing and evaluating the investment services provided by any sub-advisors and monitoring the Fund's investment performance and reporting to the Trustees, as well as providing certain administrative services for the Fund. In connection with its service as investment advisor to the Fund, the Advisor may engage one or more sub-advisors to provide investment advisory services to the Fund and may change or eliminate any such sub-advisor if it deems such action to be in the best interests of the Fund and its shareholders. Where the Advisor has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Fund's assets.

     The Advisory Agreement provides that it will, unless sooner terminated in accordance with the Advisory Agreement, continue in effect with respect to the

Fund for a period of two years from its effective date and thereafter on an annual basis with respect to the Fund, provided such continuance is approved at least annually by the vote of a majority of the Independent Trustees and either:
(a) by the vote of a majority of the Trustees, or (b) by the vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it terminates automatically in the event of its assignment (as defined by the 1940 Act) by the Advisor. The Advisory Agreement provides that it may be amended only in accordance with the 1940 Act.

     The Advisory Agreement may be terminated at any time without the payment of any penalty, by the Trust by vote of a majority of the Trustees, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days' written notice to the Advisor or by the Advisor at any time, without the payment of any penalty, upon 60 days' written notice to the Trust.

     The Advisory Agreement provides that the Advisor shall not be subject to any liability arising out of any services rendered by it under the Advisory Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement provides that the Advisor shall pay the expenses incurred by it in connection with its activities under the Advisory Agreement.

     Under the Advisory Agreement, the Fund currently pays the Advisor a monthly advisory fee based on the excess, if any, of (i) 0.80% of the first $500 million, 0.75% of the next $1.5 billion, 0.70% of the next $1 billion and 0.65% thereafter, of the Fund's average daily net assets over (ii) the fees paid by the Fund directly to its sub-advisor or sub-advisors.

     Effective January 1, 2006, the Fund will pay the Advisor a monthly advisory fee based on the excess, if any, of (i) 0.75% of the first $500 million, 0.70% of the next $1.5 billion, 0.65% of the next $1 billion and 0.60% thereafter, of the Fund's average daily net assets over (ii) the fees paid by the Fund directly to its sub-advisor or sub-advisors.

FEES PAID

     For the fiscal year ended December 31, 2004, the Fund paid advisory fees of $1,152,229 to the Advisor and distribution fees of $3,367 to WM Funds

Distributor, Inc. (the "Distributor"). If the fees in the Current Sub-advisory Agreement or the New Sub-advisory Agreement had been in effect during such fiscal year, and assuming Salomon had managed Columbia Management Advisors, Inc.'s (the sub-advisor that Salomon had replaced when the Fund's shareholders had, earlier this year, approved the Current Sub-advisory Agreement) allocation of the Fund's assets, the net advisory fees paid to the Advisor would have been $1,166,693, representing an increase of 1.3% from the net advisory fees actually paid to the Advisor.

INFORMATION ABOUT SALOMON

     Salomon, located at 399 Park Avenue, New York, New York 10022, is an indirect, wholly owned subsidiary of Citigroup. Salomon was established in 1987 and together with its affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. As of June 30, 2005, Salomon Brothers had approximately $82.8 billion in assets under management.

     Salomon has informed the Advisor that it has no financial condition that is reasonably likely to impair its financial ability to fulfill its commitment to the Fund under the New Sub-advisory Agreement.

     The Principal Executive Officers and Directors of Salomon and their principal occupations are listed below. The address for each is 399 Park Avenue, New York, New York 10022.

-----------------------------------------------------------------------------
                   NAME                           PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------
  Michael Even                              Director
-----------------------------------------------------------------------------
  Evan Merberg                              Director
-----------------------------------------------------------------------------
  Michael Fred Rosenbaum                    Chief Legal Officer; General
                                            Counsel, Citigroup Asset
                                            Management;
-----------------------------------------------------------------------------
  Jeffrey Scott                             Chief Compliance Officer
-----------------------------------------------------------------------------
  Peter J. Wilby                            Director
-----------------------------------------------------------------------------

     If the New Sub-advisory Agreement is approved by shareholders, Alan Blake, Managing Director and Senior Portfolio Manager of Salomon, will continue to remain primarily responsible for the day-to-day management of the portion of the Fund's portfolio managed by Salomon. Mr. Blake has more than 24 years of securities business experience.

OTHER FUNDS ADVISED OR SUB-ADVISED BY SALOMON

     Please see below for information on similar funds advised/sub-advised by Salomon or any of its affiliates.

     Salomon Brothers Large Cap Growth Fund is managed by the same team that manages a portion of the Fund and is managed in a substantially similar manner. There may be differences in holdings and other portfolio characteristics between the Salomon Brothers Large Cap Growth Fund and the Fund. Salomon receives fees in accordance with the following fee schedule: 0.70% on average daily net assets up to and including $5 billion; 0.70% on average daily net assets over $5 billion and up to and including $7.5 billion; 0.675% on average daily net assets over $7.5 billion and up to and including $10 billion; and 0.65% on average daily net assets in excess of $10 billion of the Salomon Brothers Large Cap Growth Fund. As of June 30, 2005, the approximate net assets of the Salomon Brothers Large Cap Growth Fund were $5.5 million.

     Salomon Brothers Variable Large Cap Growth Fund is managed by the same team that manages a portion of the Fund and is managed in a substantially similar manner. There may be differences in holdings and other portfolio characteristics between the Salomon Brothers Variable Large Cap Growth Fund and the Fund. Salomon receives fees in accordance with the following fee schedule: 0.70% on average daily net assets up to and including $5 billion; 0.70% on average daily net assets over $5 billion and up to and including $7.5 billion; 0.675% on average daily net assets over $7.5 billion and up to and including $10 billion; and 0.65% on average daily net assets in excess of $10 billion of the Salomon Brothers Variable Large Cap Growth Fund. As of June 30, 2005, the approximate net assets of the Salomon Brothers Variable Large Cap Growth Fund were $328.4 million.

     Smith Barney Large Capitalization Growth Fund is managed by the same team that manages a portion of the Fund and is managed in a substantially similar manner. There may be differences in holdings and other portfolio characteristics between the Smith Barney Large Capitalization Growth Fund and the Fund. The Smith Barney Large Capitalization Growth Fund has a fee schedule that reduces the investment management fee payable on assets in excess of $5 billion as follows: 0.75% on assets up to $5 billion; 0.725% on assets over $5 billion and up to and including $7.5 billion; 0.70% on assets over $7.5 billion and up to and including $10 billion; and 0.65% on assets in excess of $10 billion. As of June 30, 2005, the approximate net assets of the Smith Barney Large Capitalization Growth Fund were $5,189.7 million.

     Smith Barney Fund Management LLC, manages the Smith Barney Large Capitalization Growth Fund and is an affiliate of Salomon.

     ING Salomon Brothers Large Cap Growth Fund is sub-advised by the same team that manages a portion of the Fund and is sub-advised in a substantially similar manner. There may be differences in holdings and other portfolio characteristics between the ING Salomon Brothers Large Cap Growth Fund and the Fund. Salomon receives fees on assets as follows: 0.35% on average daily net assets up to and including $500 million; 0.30% on average daily net assets over $500 million and up to and including $2 billion and 0.25% on assets in excess of $2 billion. Note that in calculating fees for the ING Salomon Brothers Large Cap Growth Fund, assets are aggregated with the ING Salomon Brothers Aggressive Growth Fund. The ING Salomon Brothers Large Cap Growth Fund had approximate net assets of $63.8 million at June 30, 2005 and the ING Salomon Brothers Aggressive Growth Fund assets as of June 30, 2005 were $941.2 million.

     USAZ Salomon Brothers Large Cap Growth Fund is sub-advised by the same team that manages a portion of the Fund and is sub-advised in a substantially similar manner. There may be differences in holdings and other portfolio characteristics between the USAZ Salomon Brothers Large Cap Growth Fund and the Fund. Salomon receives fees on assets as follows: 0.45% on average daily net assets up to and including $250 million; 0.40% on average daily net assets in excess of $250 million and up to and including $500 million and 0.35% on assets in excess of $500 million. The USAZ Salomon Brothers Large Cap Growth Fund had approximate net assets of $162.6 million at June 30, 2005.

BROKERAGE AND RESEARCH SERVICES

     Most of the purchases and sales of securities for the Fund, whether transacted on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Decisions to buy and sell securities for the Fund will be made by the Advisor, or by Salomon, each of which also is responsible for placing these transactions, subject to the overall review of the Trustees. Although investment decisions for the Fund will be made independently from those of the other accounts managed by the Advisor or Salomon, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Advisor or Salomon are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Advisor or Salomon to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

     There is frequently no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or concessions, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, the Advisor or Salomon seeks to obtain execution of Fund transactions at prices which that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. However, the Advisory Agreement authorizes the Advisor, and the New Sub-advisory Agreement authorizes Salomon, to select brokers or dealers on the basis that they provide brokerage, research, or other services or products (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Fund and/or other accounts serviced by Salomon or the Advisor. The Advisor or Salomon may cause the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Advisor or Salomon determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Advisor, Salomon and their affiliates have with respect to the Fund and to accounts over which they exercise investment discretion. The Trustees have approved the Advisor's direction of Salomon to cause the Fund to effect transactions through brokers who provide research services and products to the Advisor. The fees under the Advisory Agreement and the New Sub-advisory Agreement are not reduced by reason of their receiving brokerage and research services.

     Consistent with applicable provisions of the 1940 Act, the rules and exemptions adopted by the Securities and Exchange Commission (the "SEC") thereunder, and relevant interpretive and "no-action" positions taken by the SEC's staff, the Trustees have adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all portfolio transactions with affiliates will be fair and reasonable. Under the procedures adopted, portfolio transactions for the Fund may be executed through any affiliated broker (other than affiliated persons of the Trust solely because the broker is an affiliated person of another sub-advisor, who are generally not treated as affiliated brokers) if, subject to other conditions in the Rule 17e-1 procedures, in the judgment of the Advisor or the applicable sub-advisor, the use of an affiliated broker is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction an affiliated broker charges the Fund a rate consistent with those charged for comparable transactions in comparable accounts of the broker's most favored unaffiliated clients.

     Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

BROKERAGE TRANSACTIONS WITH AFFILIATES

     During the fiscal year ended December 31, 2004, the Fund did not pay any brokerage commissions to any broker then affiliated with the Advisor or any sub-advisor to the Fund.

CURRENT SUB-ADVISORY AGREEMENTS

     Janus, Salomon and Oppenheimer currently act as sub-advisors to the Fund pursuant to sub-advisory agreements among the Advisor, the relevant sub-advisor and the Fund. The current sub-advisory agreement with respect to Janus was submitted for shareholder approval on March 20, 1998 in connection with the consolidation of the investment advisory businesses of the Advisor and Sierra Investment Advisors Corporation, the Trust's previous investment advisor. The current sub-advisory agreement with respect to Oppenheimer was submitted for shareholder approval on February 1, 2002. The Trustees last approved the Janus sub-advisory agreement at a meeting held on November 9, 2004 and the Oppenheimer advisory agreement at a meeting held on May 13, 2004, and approved the Current Sub-advisory Agreement at a meeting held on November 9, 2004. The aggregate fee paid to Janus was $235,153 and the aggregate fee paid to Oppenheimer was $457,882, each for the fiscal year ended December 31, 2004.

OWNERSHIP OF SHARES AND VOTING INFORMATION

     As of the Record Date, to the knowledge of the Trust, the Trustees and officers of the Trust, as a group, owned less than one percent of each class of shares of the Fund and of the Fund as a whole.

     As of the Record Date, except as noted below, no persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

                                         SHARES      PERCENTAGE OF
                                      BENEFICIALLY      SHARES
                                         OWNED           OWNED
                                      ------------   -------------
CLASS 1
  WM VT Balanced Portfolio..........    6,430,263         37%
  1201 Third Avenue
  Seattle, WA 98101
  WM VT Conservative Growth
     Portfolio......................    4,515,724         25%
  1201 Third Avenue
  Seattle, WA 98101
  WM VT Strategic Growth
     Portfolio......................    2,312,843         13%
  1201 Third Avenue
  Seattle, WA 98101
  American General Life Insurance
     Co.............................    3,037,730         17%
  P.O. Box 1591
  Houston, TX 77251-1591
  WM VT Flexible Income Portfolio...      913,775          5%
  1201 Third Avenue
  Seattle, WA 98101

                                         SHARES      PERCENTAGE OF
                                      BENEFICIALLY      SHARES
                                         OWNED           OWNED
                                      ------------   -------------
CLASS 2
  Anchor National Life Insurance
     Co.............................       85,308         90%
  P.O. Box 54299
  Los Angeles, CA 90054-0299
  First SunAmerica Life Insurance
     Co.............................        5,190          6%
  P.O. Box 54299
  Los Angeles, CA 90054-0299

CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

     The following persons are both officers or Trustees of the Trust and officers or directors of the Advisor: William G. Papesh, Director and President of the Advisor, is the President and Chief Executive Officer of the Trust; Gary
J. Pokrzywinski, Director and Senior Vice President of the Advisor, is Senior Vice President of the Trust; Debra C. Ramsey, Director and Senior Vice President of the Advisor, is Senior Vice President of the Trust; Randall L. Yoakum, Senior Vice President of the Advisor, is Senior Vice President of the Trust; Jeffrey L. Lunzer, First Vice President of the Advisor, is First Vice President, Chief Financial Officer and Treasurer of the Trust; John T. West, First Vice President of the Advisor, is First Vice President, Chief Compliance Officer, Secretary and Anti-Money Laundering Compliance Officer of the Trust; and Wendi B. Bernard, Assistant Vice President of the Advisor, is Assistant Vice President and Assistant Secretary of the Trust.

     No persons act as both officers or Trustees of the Trust and officers or directors of Salomon.

TRANSFER AGENT, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

     The Fund's transfer agent and administrator is WM Shareholder Services, Inc., and the Fund's principal underwriter is WM Funds Distributor, Inc., both of which have a principal business address of 1201 Third Avenue, Seattle, Washington 98101.

V.  OTHER MATTERS

     In the event that a quorum is not present for purposes of acting on the Proposals or if sufficient votes in favor of the Proposals are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals. They will vote against any such adjournment those proxies required to be voted against the Proposals and will not vote any proxies that direct them to abstain from voting on the Proposals.

     Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is contained in the Proposals, as mentioned in the Notice of Special Meeting. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

IV.  SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

     The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

October 3, 2005

                             YOUR VOTE IS IMPORTANT!
                     UNLESS VOTING BY TELEPHONE OR INTERNET,
                   PLEASE SIGN, DATE AND MAIL THIS PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.


                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-235-4258 OR GO
                                        TO WEBSITE: VOTE.PROXY-DIRECT.COM.

                                        3. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        4. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.


                  Please detach at perforation before mailing.


VOTING INSTRUCTION CARD        WM GROUP OF FUNDS         VOTING INSTRUCTION CARD
                                   GROWTH FUND
                                WM VARIABLE TRUST
          NOTICE OF SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 27, 2005

[INSURANCE COMPANY NAME DROP IN]
The undersigned revoking all voting instructions heretofore given with respect to shares to be voted at the Special Meeting of Shareholders of the referenced Funds to be held on October 27, 2005 at 10:30 a.m., Pacific time, at the main office of the Fund at 1201 Third Avenue, Seattle, Washington 98101, hereby instructs all shares deemed attributable to the undersigned's contract or policy with the issuing insurance company named above be voted as indicated on the Voting Instruction Card at the Special Meeting and at any adjournment or postponement thereof. The issuing insurance company named above and any proxies appointed by it are authorized in their discretion to transact such other business as may properly come before the Special Meeting or any adjournment thereof.


                                        VOTE VIA THE INTERNET:
                                        HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA
                                        THE TELEPHONE: 1-866-235-4258

                                        ----------------------------------------
                                        999 9999 9999 999
                                        ----------------------------------------


                                        SIGNATURE(S) NOTE: Please sign exactly
                                        as your name appears on this proxy card.
                                        All joint owners should sign. When
                                        signing as executor, administrator,
                                        attorney, trustee or guardian or as
                                        custodian for a minor, please give full
                                        title as such. If a corporation, please
                                        sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                        ----------------------------------------
                                        Signature(s) (Title(s), if applicable)

                                        ----------------------------------------
                                        Date                           VTG_15714


               PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

                             YOUR VOTE IS IMPORTANT!
                     UNLESS VOTING BY TELEPHONE OR INTERNET,
                   PLEASE SIGN, DATE AND MAIL THIS PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.



                  Please detach at perforation before mailing.



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

In their discretion, the proxies are authorized to vote upon such other matters that may properly come before the Meeting or any adjournment(s) thereof. The Trustees recommend a vote FOR the Proposals.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. EXAMPLE: [X]

                                                      FOR     AGAINST    ABSTAIN
1.   To approve or disapprove new sub-advisory        [ ]       [ ]        [ ]
     agreement relating for the Fund among the Fund, WM Advisors, Inc (the "Advisor").and
     Salomon Brothers Asset Management Inc;

2.   To approve a policy allowing the Board of        [ ]       [ ]        [ ]
     Trustees and the Advisor to appoint
     sub-advisors and to approve amendments to sub-advisory agreements without shareholder approval;

3.   To consider and act upon any other matters       [ ]       [ ]        [ ]
     that may properly come before the meeting or any adjournment thereof.


      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.